Lincoln Financial Group
December 31, 2007
General Account Supplement

This document is dated February 4, 2008. The data contained in this document may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

Lincoln Financial Group
Available For Sale (AFS) by Industry Classifications Amounts in Millions

	As of 12/31/2007					As of 12/31/2006
	Amortized	Unrealized	Unrealized	Fair	% Fair	Amortized	Unrealized	Unrealized	Fair	% Fair
AFS - Fixed Maturities	Cost	Gains	(Losses)	Value	Value	Cost	Gains	(Losses)	Value	Value
Corporate
Financial Services	11,234	187	(300)	11,121	19.8%	11,758	280	(65)	11,972	21.4%
Basic Industry	2,148	52	(35)	2,165	3.8%	2,587	58	(22)	2,623	4.7%
Capital Goods	2,665	66	(16)	2,715	4.8%	2,548	45	(10)	2,582	4.6%
Communications	2,903	123	(46)	2,980	5.3%	3,062	115	(23)	3,154	5.6%
Consumer Cyclical	3,038	56	(94)	3,000	5.3%	3,109	64	(46)	3,126	5.6%
Consumer Non-Cyclical	3,898	101	(25)	3,974	7.1%	3,987	66	(26)	4,027	7.2%
Energy	2,688	121	(14)	2,795	5.0%	2,781	86	(15)	2,851	5.1%
Technology	660	15	(5)	670	1.2%	641	13	(5)	649	1.2%
Transportation	1,409	39	(20)	1,429	2.5%	1,679	45	(8)	1,716	3.1%
Industrial Other	710	22	(6)	726	1.3%	720	16	(5)	731	1.3%
Utilities	8,051	195	(77)	8,169	14.5%	7,897	173	(41)	8,029	14.4%
ABS
CDO / CLN [1]	996	8	(205)	799	1.4%	608	18	(1)	624	1.1%
CRE CDO	42	-	(3)	38	0.1%	42	0	(0)	42	0.1%
MBS CDO	1	-	-	1	0.0%	12	0	(0)	12	0.0%
Credit Card	160	1	(2)	159	0.3%	41	2	-	43	0.1%
Home Equity	1,209	4	(76)	1,137	2.0%	1,199	9	(9)	1,198	2.1%
Manufactured Housing	161	7	(5)	163	0.3%	171	8	(1)	178	0.3%
Auto Loan	4	-	(0)	4	0.0%	4	-	(0)	4	0.0%
Other	235	4	(1)	238	0.4%	257	7	(1)	263	0.5%
CMBS
Non-Agency Backed	2,711	49	(70)	2,689	4.8%	2,691	47	(19)	2,719	4.9%
CMOs
Agency Backed	4,547	74	(19)	4,602	8.2%	3,729	25	(32)	3,722	6.7%
Non-Agency Backed	2,347	10	(110)	2,247	4.0%	1,586	13	(14)	1,585	2.8%
Pass Thrus
Agency Backed	933	18	(2)	949	1.7%	437	3	(3)	436	0.8%
Non-Agency Backed	153	0	(5)	149	0.3%	101	1	(2)	99	0.2%
Municipals
Taxable	133	5	(0)	138	0.2%	139	5	(1)	143	0.3%
Tax-Exempt	6	0	(0)	6	0.0%	6	0	-	6	0.0%
Government/Gov Agencies
United States	1,261	106	(4)	1,364	2.4%	1,379	64	(9)	1,434	2.6%
Foreign	1,663	92	(19)	1,736	3.1%	1,693	96	(12)	1,777	3.2%
Redeemable Preferred Stock	103	9	(1)	111	0.2%	99	9	(0)	108	0.2%

AFS - Fixed Maturities	56,069	1,366	(1,159)	56,276	100.0%	54,960	1,264	(371)	55,853	100.0%
AFS - Equities	548	13	(43)	518		681	22	(2)	701
Total AFS Securities	56,617	1,379	(1,202)	56,794		55,641	1,286	(373)	56,554
Trading Securities [2]	2,512	265	(47)	2,730		2,809	253	(26)	3,036
Total AFS & Trading Securities	59,129	1,644	(1,249)	59,524		58,450	1,539	(399)	59,590

[1] Includes amortized cost of $850 million as of 12/31/2007, related to Credit-Linked Notes. For additional information, see "Credit-Linked Notes (CLN)" disclosure starting on page 16 of the third quarter 2007 10Q.

[2] The trading securities support our Modco reinsurance agreements and the investment results are passed directly to the reinsurers.

Lincoln Financial Group
AFS - Exposure to Residential MBS and Related Collateral As of 12/31/2007
Amounts in Millions

	Total		Agency		Prime/Non-Agency		Alt-A		Subprime
	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized
Type	Value	Cost	Value	Cost	Value	Cost	Value	Cost	Value	Cost
CMOs/Pass Thrus	7,947	7,980	5,453	5,378	1,549	1,603	945	999	-	-
ABS Home Equity	1,137	1,209	-	-	-	-	402	419	735	790
MBS CDO	1	1	-	-	-	-	-	-	1	1
Total	9,085	9,190	5,453	5,378	1,549	1,603	1,347	1,418	736	791

Rating
AAA	8,308	8,313	5,411	5,337	1,204	1,219	1,070	1,105	623	652
AA	598	668	21	21	299	331	229	259	50	57
A	98	117	21	21	15	19	26	31	35	47
BBB	54	66	-	-	12	16	16	17	26	33
BB and below	27	26	-	-	19	18	6	6	2	2
Total	9,085	9,190	5,453	5,378	1,549	1,603	1,347	1,418	736	791

Origination Year
2004 and prior	4,399	4,408	3,174	3,145	445	453	418	430	362	380
2005	1,500	1,536	649	648	290	297	319	333	242	258
2006	1,125	1,192	223	220	290	309	480	510	132	153
2007	2,060	2,055	1,407	1,366	523	544	130	145	-	-
Total	9,085	9,190	5,453	5,378	1,549	1,603	1,347	1,418	736	791

Note:	This table does not include the fair value of trading securities totaling $225 million which support our Modco reinsurance agreements since investment results for these agreements are passed directly to the reinsurers.
The $225 million in trading securities consisted of $165 million prime, $41 million alt-a, and $19 million subprime.

Lincoln Financial Group
AFS - Asset Backed Securities - Consumer Loan
As of 12/31/2007
Amounts in Millions

	Total		Credit Card [1]		Auto Loans
	Fair	Amortized	Fair	Amortized	Fair	Amortized
	Value	Cost	Value	Cost	Value	Cost
Total	163	164	159	160	4	4

Rating
AAA	130	132	126	128	4	4
BBB	33	33	33	33
Total	163	164	159	160	4	4

[1]	Additional indirect credit card exposure through structured securities is excluded from this table. See "Credit-Linked Notes (CLN)" disclosure starting on page 16 of the third quarter 2007 10-Q.

Note:	This table does not include the fair value of trading securities totaling $5 million which support our Modco reinsurance agreements since investment results for these agreements are passed directly to the reinsurers.The $5 million in trading securities consisted of $5 million credit card securities.

Lincoln Financial Group
AFS - Commercial Mortgage Backed Securities
As of 12/31/2007
Amounts in Millions

	Total		Multiple Property		Single Property		CRE CDOs
	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized
Type	Value	Cost	Value	Cost	Value	Cost	Value	Cost
CMBS	2,689	2,711	2,532	2,542	157	169	-	-
CRE CDOs	38	42	-	-	-	-	38	42
Total	2,728	2,752	2,532	2,542	157	169	38	42

Rating
AAA	1,868	1,858	1,755	1,742	78	79	35	38
AA	468	475	452	455	13	17	3	3
A	275	291	213	224	62	67	-	-
BBB	94	107	90	100	4	6	-	-
BB and below	22	21	22	21	-	-	-	-
Total	2,728	2,752	2,532	2,542	157	169	38	42

Origination Year
2004 and prior	1,933	1,908	1,846	1,822	84	83	3	3
2005	423	443	356	367	54	61	13	15
2006	242	268	201	220	19	25	21	23
2007	130	133	130	133	-	-	-	-
Total	2,728	2,752	2,532	2,542	157	169	38	42

Note:
This table does not include the fair value of trading securities totaling $111 million which support our Modco reinsurance agreements since investment results for these agreements are passed directly to the reinsurers. The $111 million in trading securities consisted of $107 million CMBS and $4 million CRE CDOs.

Lincoln Financial Group
Commercial Mortgage Loan Portfolio Net of Reserves
As of 12/31/07
Amounts in Millions

LNC MORTGAGE LOAN DISTRIBUTION
Property Type	Amt $	%	State Exposure	Amt $	%
Apartment	756	10%	CA	1,514	20%
Retail	1,819	25%	TX	638	9%
Office Building	2,548	34%	MD	395	5%
Industrial	1,816	24%	VA	329	4%
Hotel/Motel	336	5%	AZ	317	4%
Mixed Use	41	1%	WA	304	4%
Other Commercial	106	1%	FL	299	4%
Total	7,423	100%	IL	294	4%
			TN	286	4%
			NC	278	4%
Geographic Region	Amt $	%	PA	267	4%
New England	192	3%	GA	249	3%
Middle Atlantic	503	7%	NV	213	3%
East North Central	817	11%	OH	202	3%
West North Central	454	6%	IN	193	3%
South Atlantic	1,668	22%	MN	153	2%
East South Central	398	5%	NJ	147	2%
West South Central	691	9%	MA	128	2%
Mountain	738	10%	MO	112	2%
Pacific	1,961	26%	Other States Under 1%	1,105	15%
Total	7,423	100%	Total	7,423	100%

Lincoln Financial Group
Additional Disclosure of Insured Bonds and Direct Exposure
As of 12/31/2007
Amounts in Millions

		Insured	Total	Total	Total	Total
Monoline Name	Direct Exposure	Bonds [1]	Amortized Cost	Unrealized Gain	Unrealized (Loss)	Market Value
AMBAC		117	117	3	(2)	118
CAPMAC		4	4	0	(0)	4
CMAC		0	0	0	(0)	0
FGIC	26	55	81	1	(9)	72
FSA		41	41	1	(0)	42
MBIA	12	78	90	3	(2)	91
MGIC	11	8	19	0	(2)	18
PMI GROUP INC	27		27	0	(5)	23
RADIAN GROUP INC	19		19	0	(3)	16
XL CAPITAL LTD	92	65	157	2	(11)	148
Total	187	368	555	9	(33)	532

[1]	Additional indirect insured exposure through structured securities is excluded from this table.
See "Credit-Linked Notes (CLN)" disclosure starting on page 16 of the third quarter 2007 10-Q.

Note:
This table does not include the fair value of trading securities totaling $36 million which support our Modco reinsurance agreements since investment results for these agreements are passed directly to the reinsurers.

The $36 million in trading securities consisted of $13 million of Direct Exposure and $23 million of Insured Exposure.